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                                                        EXHIBIT 21.1
Significant Subsidiaries of Wyndham International, Inc.

3CP Associates, L.P.                                             LA
1500 Canal Street Investors II, L.P.                             DE
Al Jarafe Golf SA                                                Spain
Albuquerque C.I. Associates, L.P.                                KS
Ambassador Hotels, Ltd.                                          England & Wales
Arcadian (Italy) Limited                                         England & Wales
Atlanta American Hotel Investors, L.P.                           DE
Atlanta C. I. Associates II, L.P.                                KS
Belleggingsmastgchappij Stako II BV- Interco BV                  Dutch
BJV Realty, Inc.                                                 AZ
Boulders Joint Venture                                           AZ
Bourbon Orleans Investors II, L.P.                               DE
Burrllen Enterprises of Maryland                                 MD
C.I. Albuquerque Lessee GP, LLC                                  DE
C.I. Albuquerque Lessee, L.P.                                    DE
C.I. Atlanta Lessee, L.P.                                        DE
C.I. General, L.L.C.                                             KS
C.I. Holding, L.L.C.                                             KS
C.I. Knoxville Lessee, L.P.                                      DE
C.I. Lessee GP, Inc.                                             DE
C.I. Omaha Lessee, L.P.                                          DE
C.I. Overland Park Lessee, L.P.                                  DE
C.I. Wichita General, L.L.C.                                     KS
Carefree Management LLC                                          DE
Carnicon Holdings Corp.                                          FL
Carnicon Puerto La Cruz                                          Venezuela
Carnicon Venezuela Hotel Consultants LC                          Venezuela
Casa Marina Realty Corporation                                   DE
Casa Marina Realty Partnership, L.P.                             DE
Centralized Operations, Inc.                                     AZ
CFMB, Inc.                                                       DE
CHC Biscayne Blvd. Inc.                                          FL
CHC Hotels & Resorts Corp.                                       FL
CHC Lease Partners                                               FL
CHC REIT Lessee Corp.                                            FL
CHC REIT Management Corp.                                        FL
Chicago-ES Holding Corp.                                         DE
Chicago-ES Member Corp.                                          DE
Chicago-ES, LLC                                                  DE
CHMB, Inc.                                                       TX
CI Hotel Partnership, L.P.                                       DE
City Centre Partnership L.P.                                     DE
Clipper Hotels, Ltd.                                             England & Wales
Clipper Inns Limited                                             England & Wales
Clubhouse Inns of America, Inc.                                  KS
Conquistador Holding, Inc.                                       DE
Conquistador Mezzanine                                           DE
CPHPAH Dos Pueblos Associates L.L.C                              DE
Criterion Hotel Management Corp.                                 FL
Criterion NY Inc.                                                FL
Crossroads Development Company                                   DE
CSMC Kalamazoo, Inc.                                             MI
CV Ranch L.P.                                                    DE

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Deuce Management Company LLC                                     TX
DFW/H&R, Inc.                                                    TX
Don CeSar Holdings, LLC                                          DE
Dublin Inn, Ltd.                                                 OH
El Conquistador Country Club, Inc.                               DE
El Conquistador Ferryboat, Inc.                                  Puerto Rico
El Conquistador Partnership L.P.                                 DE
El San Juan Holding, Inc.                                        DE
ESC Greenspoint Holding Corp.                                    DE
ESC Greenspoint Lessee, L.P.                                     DE
ESC Greenspoint Member Corp.                                     DE
ESC Greenspoint Member, LLC                                      DE
ESJ Hotel Corporation                                            DE
Ettington Park Group Ltd.                                        England & Wales
Ettington Park Ltd                                               England & Wales
European New Timeshare Limited                                   England & Wales
Family Suites Corporation                                        DE
Family Suites Limited Partnership                                DE
Family Suites Management Corporation                             DE
Family Suites Management Partnership, L.P.                       DE
Fattoria Villa Saletta Srl.                                      Italy
FS Development Corporation                                       DE
GAH-II Corporation                                               DE
GAH-II, L.P.                                                     DE
GB Hotel Management de Mexico S. de RL de C.V.                   Mexico
GH (Cayman) Limited                                              Cayman Islands
GH Trademarks LLC                                                MD
GHALP GP, Inc.                                                   DE
GHALP GP II, Inc.                                                DE
GHALP Operating GP, Inc.                                         DE
GHALP Operating Partnership, L.P.                                DE
GH-Atlanta, LLC                                                  MD
GH-Chicago, Inc.                                                 IL
GH-Detroit, Inc.                                                 MI
GH-Greeneville, Inc.                                             TN
GHMB, Inc.                                                       TX
GH-Providence, Inc.                                              RI
GH-San Diego, Inc.                                               DE
GHV-Colorado, Inc.                                               CO
GHV-Galveston, Inc.                                              TX
GH-Wichita, Inc.                                                 KS
Glenview Hospitality, L.P.                                       DE
Grand Bay Management Company                                     FL
Grand Heritage Hotels (Europe) Limited                           United Kingdom
Grand Heritage Hotels, Inc.                                      MD
Grand Heritage Leasing, LLC                                      MD
Grand Heritage Real Estate Group LLC                             MD
Grand Management Services, Inc.                                  FL
Great Eastern Properties  Co. Ltd                                England & Wales
Great Eastern Hotel C. Ltd                                       England & Wales
HMG Beverage, Inc.                                               TX
Hotel L'Horizon Limited                                          Jersey
Hotel Venture Partners, Ltd.                                     FL
IHC Member Corporation                                           DE
IHC Miami Mortgage Corporation                                   DE
IHC Realty Corporation                                           DE

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IHC Realty Partnership, L.P.                                     DE
IHC Title Agency Corporation                                     DE
IHC/Burlington Corporation                                       VT
IHC/Capital Corporation                                          DE
IHC/Chaz Corporation                                             DE
IHC/Conshohocken Partnership, L.P.                               DE
IHC/Denver Partnership, L.P.                                     DE
IHC/Houston Partnership, L.P.                                    DE
IHC/Interstone Partnership II, L.P.                              DE
IHC/Jacksonville Corporation                                     DE
IHC/Jamaica Corporation                                          DE
IHC/Maryville Hotel Corporation                                  DE
IHC/Miami Beach Corporation                                      DE
IHC/Park West Corporation                                        DE
IHC/Pittsburgh Partnership, L.P.                                 DE
IHC/Reach Corporation                                            DE
IHC/Santa Maria Corporation                                      DE
IHC/Texas Corporation                                            DE
IHP Investment Company, L.L.C.                                   DE
IHP/Class B Partnership, L.P.                                    DE
Interstate Hotels, LLC                                           DE
Interstate/CGL (WC) Partners LP                                  DE
Interstate/Montour Associates, Ltd.                              PA
Interstone Three Partners I L.P.                                 DE
Interstone Three Partners II L.P.                                DE
Interstone Three Partners III L.P.                               DE
Interstone Three Partners IV L.P.                                DE
Interstone/PAH Partnership LP                                    DE
INTMB, Inc.                                                      DE
Kansas City Hospitality, L.P.                                    DE
Knoxville C.I. Associates, L.P.                                  TN
Las Casitas Parcell II, Inc.                                     DE
Las Casitas Development Company Inc. (S.E.)                      Puerto Rico
Las Casitas Development  II, S.E.                                Puerto Rico
Marina Hospitality, L.P.                                         DE
Marquis Hotel Associates                                         PA
Marquis Hotel Associates (joint venture)                         PA
Maryville Center Hotel Joint Venture                             MO
MBAH, Inc.                                                       TX
Melbourne Hospitality, L.P.                                      DE
O-H Acquisition, Inc.                                            DE
Omaha C.I. Associates, L.P.                                      KS
Overland Park C.I. Associates, L.P.                              KS
Oxford Wyn 633 Investment Company, L.L.C.                        DE
P.H.G., LLC                                                      MD
PA Hunt Valley Investors, L.P.                                   VA
PA Ravinia Partners                                              VA
PA Troy Hospitality Investors, L.P.                              DE
Pagle Limited                                                    England & Wales
PAH Acquisition Corporation                                      DE
PAH Allen Operating Corporation                                  DE
PAH Batterymarch Operating Company, LLC                          DE
PAH Batterymarch Realty Company, LLC                             DE
PAH Deuce GP, LLC                                                DE
PAH GAH Holdings, L.P.                                           DE
PAH GAH Holdings, LLC                                            DE

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PAH GP, Inc.                                                     DE
PAH Leasing LLC                                                  DE
PAH LP, Inc.                                                     DE
PAH Ravinia, Inc.                                                VA
PAH River House, L.P.                                            DE
PAH Stanly Holding LLC                                           DE
PAH Stanly Ranch LLC                                             DE
PAH Ventana Canyon, L.P.                                         DE
PAH Windwatch LLC                                                DE
PAH Windwatch Partners                                           DE
PAH-Akron, L.L.C.                                                DE
PAH-Beachwood I, L.L.C.                                          DE
PAH-Beachwood II, L.L.C.                                         DE
PAH-Buttes L.L.C.                                                DE
PAH-BV Holding Corp.                                             DE
PAH-BV Palace Corp.                                              DE
PAH-BV Palace, L.P.                                              DE
PAH-BV Palace, L.P.                                              DE
PAH-Carefree, L.P.                                               DE
PAH-CI Holding, LLC                                              DE
PAH-Columbus Holding, Inc.                                       DE
PAH-DT Allen Partners, L.P.                                      DE
PAH-DT Chicago O'Hare Partners, L.P.                             DE
PAH-DT Chicago O'Hare Partners, L.P.                             DE
PAH-DT Miami Airport Partners. L.P.                              DE
PAH-DT Minneapolis Suites Partners, L.P.                         DE
PAH-DT Park Place Partners                                       DE
PAH-DT Tallahassee Partners, L.P.                                DE
PAH-Franchise Holding, Inc.                                      DE
PAH-GBM, LLC                                                     DE
PAH-GP Allen Partners, L.P.                                      DE
PAH-Grand Bay Miami, L.P.                                        DE
PAH-HVP General Partner Corp.                                    DE
PAH-HVP Holding Corp.                                            DE
PAH-Interest Holding, Inc.                                       DE
PAH-Interstate Holdings, Inc.                                    DE
PAH-Interstone, LLC                                              DE
PAH-IP Holding, Inc.                                             DE
PAH-Management Corporation                                       DE
PAHMB, Inc.                                                      TX
PAH-Member, Inc.                                                 DE
PAH Newark Urban Reneal, LLC                                     DE
PAH-Pittsburgh CI Holding, Inc.                                  DE
PAH-Pittsburgh, LLC                                              DE
PAH-Real Estate Member, Inc.                                     DE
PAH-RH, LLC                                                      DE
PAH-Summerfield Holding Corp.                                    DE
PAH-Summerfield Leasing, Inc.                                    DE
PAH-Summerfield LLC                                              DE
PAH-T, LLC                                                       DE
PAH-Tampa, L.P.                                                  DE
PAH Union Station, Inc.                                          DE
PAH-Westlake LLC                                                 DE
PAH-Westmont CI Holding, Inc.                                    DE
PAH-WMC Holding, Inc.                                            DE
PAH-Xerxes Holding, Inc.                                         DE

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Park West Hotel Associates                                       PA
Patriot American Hospitality Partnership, L.P.                   VA
Patriot American Hospitality, Inc.                               DE
Patriot American UK Limited                                      England & Wales
Patriot Bougainvillea Development Company, LLC                   DE
Patriot Bougainvillea, LLC                                       DE
Patriot Grand Heritage, LLC                                      DE
Patriot Holding LLC                                              DE
Patriot Land Holding LLC                                         DE
Patriot Miami Note Holder, L.P.                                  DE
Patriot Racetrack Land LLC                                       DE
Perfornamce Hospitality Management Corporation                   DE
Pittsburgh C.I., Inc.                                            KS
Posadas de Puerto Rico Associates, Incorporated                  DE
Posadas de Regency, Inc.                                         DE
Posadas de San Juan Associates (New York joint venture)          NY
Posadas Finance Corporation                                      DE
PSMB, Inc.                                                       CA
PW Land Associates Limited Partnership                           PA
PWMB of Maryland, Inc.                                           MD
PWMB, Inc.                                                       DE
Resort Services, Inc.                                            AZ
Resorts Limited Partnership                                      DE
Resorts Limited Partnership II                                   DE
Richardson C.I. Associates, L.P.                                 TX
Rose Hall Associates Limited Partnership                         TX
Royal Palace Associates                                          FL
Santa Maria Joint Venture                                        DE
Savannah C.I. Associates, L.P.                                   GA
SFMB, Inc.                                                       DE
Shula's Steak House                                              DE
Sierra Suites Marketing Association                              KS
St. Louis C.I. Associates, L.P.                                  MO
Summefireld KPA Lessee, LLC                                      DE
Summerfield Hotel Corporation                                    DE
Summerfield Hotel Leasing Company, L.P.                          KS
Summerfield Hotel Leasing Corporation                            KS
Summerfield HPT Lease Company, L.L.C.                            DE
Summerfield HPT Lease Company, L.P.                              KS
Summerfield KPA Lessee, L.P.                                     KS
Summerfield KPA Lessee, LLC                                      DE
Summerfield KPA Lessee Manager Corporation                       DE
Summerfield Suites Marketing Association                         DE
Swatara Realty Associates, L.P.                                  DE
Syracuse Associates Corporation                                  DE
Syracuse Realty Associates, L.P.                                 DE
TCC Maturin, C.A.                                                Venezuela
TCC Venezuela, L.C.                                              Venezuela
Telluride Resort and Spa L.P.                                    DE
Texas Summerfield Hospitality Corporation                        TX
The Great Eastern Hotel Company Lt.                              England & Wales
The Key West Reach Limited Partnership                           DE
The Peaks Real Estate Services, Inc.                             AZ
The Reserve Collection Boulders LLC                              DE
The Reserve Collection Peaks LLC                                 DE
Toledo Hotel Investors, L.P.                                     DE

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Topeka C. I. Associates, L.P.                                    KS
Travis Real Estate Group Joint Venture                           TX
Travis Real Estate Group, Inc                                    TX
W& CP (Exeter) Limited                                           England & Wales
W&C Estates Ltd.                                                 England & Wales
Waterfront Management Corporation                                DE
Westshaw Associates                                              DE
WG Member, LLC                                                   DE
W-Greenspoint Holding Corp.                                      DE
W-Greenspoint Member Corp.                                       DE
W-Greenspoint, L.P.                                              DE
WH Garden Albuquerque Inc.                                       TX
WH Interest, Inc.                                                TX
WHC Atlanta GP, LLC                                              DE
WHC Caribbean, Ltd.                                              Jamaica
WHC Chicago, LLC                                                 DE
WHC Columbus Corporation                                         DE
WHC Finance, L.P.                                                DE
WHC Franchise Corporation                                        DE
WHCMB Overland Park, Inc.                                        KS
WHCMB Toronto, Inc.                                              Canada
WHCMB Utah Private Club Corporation
  (Utah non-profit corporation)                                  UT
WHCMB, Inc.                                                      DE
WHG El Con Corp.                                                 DE
WHG Resorts & Casinos Inc.                                       DE
Wichita C.I. Associates III, L.P.                                KS
WII-Baltimore Holding, Inc.                                      DE
WII-Denver Tech, LLC                                             DE
Williams Hospitality Group Inc.                                  DE
WKA Development S.E.                                             Puerto Rico
WKA El Con Associates                                            NY
WMC II, LLC                                                      DE
W-SSH, LLC                                                       DE
WMC Puerto Ricc, Inc.                                            DE
W-Atlanta, LLC                                                   DE
W-Atlanta Manager Corp.                                          DE
W-Baltimore, LLC                                                 DE
W-Baltimore Majority GP, LLC                                     DE
W-Baltimore Minority GP, LLC                                     DE
W-Baltimore Manager Corp                                         DE
W-Baltimore Majority Manager Corp.                               DE
W-Baltimore Minority Manager Corp.                               DE
W-Boston,  LLC                                                   DE
W-Boston Manager Corp.                                           DE
W-Grant Hotel, LLC                                               DE
W-Isla                                                           DE
W-San Juan Hotel Corp                                            DE
W-San Juan  Holding Corp                                         DE
Wy (Brands Hatch) Limited                                        U.K.
Wy (Brands Hatch) Management Limited                             U.K.
Wy (Chilston Park) Limited                                       U.K.
Wy (Ettington Park) Limited                                      U.K.
Wy (L'Horizon) Management Limited                                Jersey
Wy (Mollington) Limited                                          U.K.
Wy (Nutfield Priory) Limited                                     U.K.
Wy (Nutfield Priory) Management Limited                          U.K.

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Wy (Priest House) Limited                                        U.K.
Wy (PriestHouse) Management Limited                              U.K.
Wy (Rookery Hall) Limited                                        U.K.
Wy (Rookery Hall) Management Limited                             U.K.
Wy (The Haycock) Limited                                         U.K.
Wy (Wood Hall) Limited                                           U.K.
Wy (Wood Hall) Management Limited                                U.K.
Wy (Woodland Park) Limited                                       U.K.
Wy (Woodland Park) Management Limited                            U.K.
Wy Hotels Limited                                                U.K.
Wyn (UK) Developments Ltd.                                       England & Wales
Wyn Groups Services Limited                                      England & Wales
Wyn Hotels (UK) Limited                                          England & Wales
Wyn Hotels Limited                                               England & Wales
Wyn International Limited                                        England & Wales
Wyn International Resorts, Ltd.                                  England & Wales
Wyn Mezz Loan Corporation                                        DE
Wyn Management II, LLC                                           DE
Wyn Orlando Lessee, LLC                                          DE
Wyn Orlando Lessee Manager Corp                                  DE
Wyn Securities, LLC                                              DE
Wyn Timeshare II, Inc.                                           DE
Wyn Timeshare I, Inc.                                            DE
Wyn Timeshare, L.P.                                              DE
WYNSIRF Insurance Company, Ltd.                                  Bermuda
Wyndham Canal Place, Inc.                                        DE
Wyndham Hotels & Resorts (Aruba) N.V.                            Aruba
Wyndham Hotels & Resorts Management, Ltd.                        Bermuda
Wyndham HPT Lessee LLC                                           DE
Wyndham HPT Lessee, L.P.                                         DE
Wyndham International Operating Partnership, L.P.                DE
Wyndham IP Corporation                                           DE
Wyndham Management Corporation                                   DE
Wyndham Management II, LLC                                       DE
Wyndham Peachtree Holding Corp.                                  DE
Wyndham Peachtree Lessee Holding Corp.                           DE
Wyndham Peachtree Lessee LLC                                     DE
Wyndham Peachtree Lessee Member Corp.                            DE
Wyndham Peachtree Lessee Member, LLC                             DE
Wyndham Peachtree LLC                                            DE
Wyndham Peachtree Member Corp.                                   DE
Wyndham Peachtree Member, LLC                                    DE
Wyndham SN Lessee Corp.                                          DE
Wyndham SN Lessee, L.P.                                          DE
Wyndham Summerfield Lessee, L.P.                                 DE
Wyndham Summerfield Lessee, LLC                                  DE
Xerxes Limited                                                   Jamaica
YO Hotel Investors, L.P.                                         DE